Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
June 30, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               5.9744%


        Excess Protection Level
          3 Month Average   5.02%
            June, 1998   4.59%
            May, 1998   4.76%
            April, 1998   5.73%


        Cash Yield                                  17.67%


        Investor Charge Offs                         5.10%


        Base Rate                                    7.97%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           12.61%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $35,974,950,178.51


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $4,536,555,660.02